UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2006 (August 17, 2006)
LPA HOLDING CORP.
(Exact name of registrant as specified in its charter)
See Table of Additional Registrants

Delaware (State or other jurisdiction of incorporation or organization)	333-56239-01 (Commission File Number)	43-1144353 (I.R.S. Employer Identification Number)
130 South Jefferson Street, Suite 300
Chicago, Illinois 60661
(312) 798-1200
(Address and Telephone Number of Registrant’s Principal Executive Office)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Additional Registrants

	Jurisdiction of	Commission	IRS Employer
Name	Incorporation	File Number	Identification No.
La Petite Academy, Inc.	Delaware	333-56239	43-1243221

ITEM 1.01	Entry into a Material Definitive Agreement.
Senior Secured Credit Facilities
On August 17, 2006, La Petite Academy, Inc. (“La Petite”), a wholly-owned subsidiary of LPA Holding Corp. (“Parent” and, together with La Petite, the “Issuers”) entered into new senior secured credit facilities. The new senior secured credit facilities provide for a five-year $20.00 million revolving credit facility, a six-year $110.00 million delayed draw first lien term loan facility and a seven-year $85.00 million delayed draw second lien term loan facility. Approximately $48.25 million of the new first lien term loan facility was used on August 17, 2006 to repay the Issuers’ existing senior secured credit facilities. The remaining $61.75 million of the new first lien term loan facility, plus the entire $85.00 million second lien term loan facility, are expected to be used to finance the Redemption (as defined below) of the Notes (as defined below) on the Redemption Date (as defined below).

ITEM 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
Redemption of Existing Notes
Also on August 17, 2006, the Issuers issued a voluntary Notice of Redemption pursuant to Paragraph 5 of the 10% Senior Notes due 2008 (the “Notes”) and Section 3.03 of the Indenture dated as of May 11, 1998, as amended, supplemented or otherwise modified from time to time, among the Issuers, LPA Services, Inc. and Bright Start, Inc. (the “Guarantors”) and Deutsche Bank National Trust Company (successor to PNC Bank, National Association, a national banking association), as Trustee (the “Indenture”), to redeem (the “Redemption”) all of their outstanding Notes on September 18, 2006 (the “Redemption Date”) at a redemption price of 100% of the outstanding principal amount thereof, plus accrued but unpaid interest up to the Redemption Date. As of the date of this report (and prior to giving effect to the Redemption), $145.00 million in aggregate principal amount of the Notes were outstanding.
* * * * *
     This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding our future growth and profitability, growth strategy and trends in the industry in which we operate. These forward-looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions. We can give no assurance that such forward-looking statements will prove to be correct. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are changes in economic, operational, demand or competitive factors, governmental actions and the additional factors and risks contained in the Company’s Annual Report on Form 10-K for the year ended July 2, 2005 filed with the SEC on September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LPA Holding Corp.

Dated: August 17, 2006

	By:	/s/ Neil P. Dyment
		Name:	Neil P. Dyment
		Title:	Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

La Petite Academy, Inc.

Dated: August 17, 2006

	By:	/s/ Neil P. Dyment
		Name:	Neil P. Dyment
		Title:	Chief Financial Officer